Bank of America Merrill Lynch Global Industries Conference December 14, 2010 Exhibit 99.1

Forward-Looking Statement Disclaimer
This presentation may include “forward-looking statements” that reflect our plans, beliefs, expectations and current views with respect to, among other things, future events and financial performance. Forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,”
“may,” “intends,” “plans” or “anticipates,” or by discussions of strategy, plans or intentions. All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. These risks and uncertainties are more fully described in “Part I. Item 1A. Risk Factors” contained in our Annual Report on 10-K, as filed with the Securities and Exchange Commission and as subsequently updated in our Quarterly Reports on Form 10-Q, and include risks related to: conditions in the global economy and capital markets; our reliance on LyondellBasell Industries for the provision of significant operating and other services; the failure of our raw materials suppliers to perform their obligations under long-term supply agreements, or our inability to replace or renew these agreements when they expire; limitations in the availability of raw materials we need to produce our products in the amounts or at the prices necessary for us to effectively and profitably operate our business; competition in our end-use markets, by other producers of SBCs and by producers of products that can be substituted for our products; our ability to produce and commercialize technological innovations; our ability to protect our intellectual property, on which our business is substantially dependent; infringement of our products on the intellectual property rights of others; seasonality in our Paving and Roofing business; financial and operating constraints related to our substantial level of indebtedness;
product liability claims and other lawsuits arising from environmental damage or personal injuries associated with chemical manufacturing; political and economic risks in the various countries in which we operate; the inherently hazardous nature of chemical manufacturing; health, safety and environmental laws, including laws that govern our employees’ exposure to chemicals deemed harmful to humans; regulation of our customers, which could affect the demand for our products or result in increased compliance costs; international trade, export control, antitrust, zoning and occupancy and labor and employment laws that could require us to modify our current business practices and incur increased costs; our relationship with our employees; loss of key personnel or our inability to attract and retain new qualified personnel; fluctuations in currency exchange rates ;
the fact that we do not enter into long-term contracts with our customers; a decrease in the fair value of our pension assets, which could require us to materially increase future funding of the pension plan; and
concentration of ownership among our principal stockholder, which may prevent new investors from influencing significant corporate decisions. We assume no obligation to update such information. Further information concerning issues that could materially affect financial performance related to forward looking statements can be found in our periodic filings with the Securities and Exchange Commission.

GAAP Disclaimer

This presentation includes the use of both GAAP (generally accepted accounting principles) and non-GAAP financial measures. The non-GAAP financial measures are EBITDA and Adjusted EBITDA. The most directly comparable GAAP financial measure is net income/loss. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measure is included herein. We consider EBITDA and Adjusted EBITDA important supplemental measures of our performance and believe they are frequently used by investors and other interested parties in the evaluation of companies in our industry. EBITDA and
Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results under GAAP in the United
States.

37%
21%
42%
4
4%
7%
31%
26%
32%
Kraton Overview
We invented and commercialized Styrenic Block
Copolymer (SBC) technology nearly 50 years ago.
We believe that we hold #1 market share positions in
each of our end-use markets providing industrial,
consumer and geographical diversification that is
second to none.
We design and manufacture customized SBC polymer
and compound solutions to meet our leading customers’
specific innovation needs.
We produce the following:
Unhydrogenated Styrenic Block Copolymers
(USBCs).
Hydrogenated Styrenic Block Copolymers (HSBCs).
Isoprene Rubber and Isoprene Rubber Latex.
We currently offer approximately 800 products to more
than 700 customers, in over 60 countries.
We employ approximately 830 people in 9 locations in
all major regions of the world.
YTD September 2010 revenue of $940 million and
Adjusted EBITDA
(1)
of $161 million; 17% margin.
(1) Adjusted EBITDA is GAAP EBITDA excluding management fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt.
(2) Management estimates.
2009 Revenue by End-Use
(2)
2009 Revenue by Geography
(2)
North and
South
America
Europe,
Middle
East &
Africa
Asia Pacific
Paving and
Roofing
Adhesives,
Sealants and
Coatings
Other
Emerging
Businesses
Advanced
Materials
Clear SBC Market Leader Globally

SBCs are engineered to meet customer needs
Primary Raw
Materials
Products Customer Value
End-Use Applications
Styrene
Unhydrogenated
SBCs
SBS
SIS
SIBS
Butadiene
Isoprene
Hydrogenated
SBCs
SEBS
SEPS
Isoprene Rubber
and Latex
Compounds
Paving
Roofing
Personal Care
Tapes
Formulators
Labels & Printing
Compounds
Packaging
Auto
Lubricants
Medical
Stretch
Soft-Touch
Adhesion
Impact
Resistance
Durability
Thickening
Compatibility
Clarity
Recyclability
Kraton is the only provider of these value components across all products touching a wide array of applications

Clear Leader in Attractive Markets
Market Position
2009 Revenue (1)
#1
77%
Adhesives, Sealants,
and Coatings
Advanced Materials
#1
74%
Paving and Roofing
#1
63%
Emerging Businesses (4)
#1
100%
32% 31% 26% 7%
1.9x 2.0x 1.6x N/A
Source: Management  estimates.
(1) Based on 2009 sales of $920 million (excludes by-product sales which are reported as other revenues).
(2) Industry volume growth from 2001-2009, Emerging Businesses growth rate refers to Kraton’s Isoprene Rubber (“IR”) and Isoprene Rubber Latex (“IRL”) growth from 2005-2009.
(3) Management’s estimates vs. next largest competitor based on 2009 sales.
(4) The Emerging Businesses end use market includes our IR and IRL business. We believe that we are the only major third-party supplier of IR and IRL, and therefore end use market share metrics are not meaningful.
#1 Market Position and More than 1.6x the Size of Our Closest Competitors
Top 4 Market
Share
Kraton Market
Share Relative
To #2
Competitor (3)
Growth (2)
5.9% 7.4% 6.5% 26.8%

Before Kraton After Kraton
Kraton Makes Products Better
Stretch in legs only
(Spandex).
Not a fitted garment.
High leakage rate.
Overall improvement in stretch
(where it’s needed).
Better fit.
Low leakage rate.
Kraton market share: 50%.
2001 – 2009 CAGR: 11.5%.
Kraton material as % of Diaper cost: <2%
Phthalate plasticizers
are used to make PVC
soft but they can leach
from finished products
and create health
concerns.
Limited recyclability.
PVCs are unsafe when
burned or incinerated
improperly.
Environmentally friendly – 100% recyclable.
Kraton imparts softness, toughness and clarity.
Plasticizer & chlorine free.
Kraton material as % of finished product cost: <5%

SBCs Are a Growth Industry
SBC Industry Volume (kT)
(1)
SBCs Grow Faster Than GDP
Adoption and penetration of SBCs into new
applications and end-markets lead to
industry growth of ~2x GDP.
Growing demand from emerging
economies.
Innovation and new SBC product
introductions.
End use application growth (e.g., PVC
alternatives for wire & cable and medical
applications such as IV bags, etc.).
Growing demand for environmentally friendly
and greener alternatives in electronics, medical
and baby care markets.
Low cost relative to value added /
performance with limited substitution risk.
(1) Management estimates. Excludes footwear end-use in which Kraton does not actively compete.
675
1,112
1,599
2001 2009 2014

Sustainable Competitive Advantages
Almost 50 years of process know-how and expertise.
Performance-critical products and manufacturing
complexity.
Technical
Barriers
Globally recognized brand – Kraton
®.
Industry-leading R&D infrastructure.
Global low-cost manufacturing footprint.
Significant regulatory hurdles / barriers to new
manufacturing sites.
Stable raw material base with multiple sources of
supply and contracts / relationships.
Collaborative customer relationships – 15+ years with
majority; sole source with several customers.
Infrastructure
Barriers
Superior and
Innovative Products
+
High Customer
Switching Costs
+
Long-Term
Customers
Relationships
=
Leading
Market Position
Products designed collaboratively to meet specific
customer needs / applications.
Preferred partner based on manufacturing
consistency and process know-how.
Ongoing technical service offering.
100% of products offered with no lead times.
High
Value
Added

Compelling Organic Growth Platforms

Advanced
Materials
Adhesives,
Sealants &
Coatings
Paving and
Roofing
Emerging markets growth.
Expansion into new and differentiated markets, such as
protective films, oilfield service applications, spray and
extrusion coatings, hot melt adhesives, elastic adhesives,
labels and sealant applications.
Superior performing SBS modified emulsions for
asphalt modification.
Low VOC roof coating formulations for superior water
resistance, improved adhesion and reduced installation
cost.
“Green” PVC alternatives to the wire and cable industry.
Enabling technology for high performance fabric solutions.
“Soft Touch” covers and solutions to the automotive
industry.
NEXAR
®
– high-end membrane technology markets for
performance clothing, HVAC applications and fuel cells.
Co-extrusion technology for surface protection.
Applications
Isoprene
Rubber Latex
Medical applications – surgical gloves.
Material substitution – condoms.
Medical components
HiMA
Protective Films
Soft Skins
IRL Gloves

Protective Films
Lower System Costs
One-step co-extrusion process eliminates multi-
step coating and drying of conventional films
Superior Protection
Resists dimples, rigid wrinkles, and moisture
permeation
Preserves integrity of finished surfaces and
protects against marring, scratching, and UV
tainting
High Flexibility and Customizable Peel Strength
Sustains tack on curved and textured surfaces
Tailored peel strength properties
Adheres to a wide variety of substrate
chemistries and topographies
Clean Film
Haze and residue-free formulation
Displays finished goods well
VOC-free
Simple removal

NEXAR
TM
Polymer Technology
FIRST RESPONDERS
MILITARY
Applications
Fabrics for performance garments
HVAC
Humidification / Gas drying
Nano filtration
Features
Superior moisture vapor transport
properties
Water transport properties increase as
temperatures increase
Excellent mechanical properties and wet
strength
High perm selectivity
Chemical resistance
Not soluble in water
Nexar™ may be used on current casting or
laminating equipment
NEXAR polymer technology combines exceptional water
transport for increase comfort with structure, function
and reliability.

Slush Molded Automotive Soft Skins
Higher performance
Meets stringent requirements of the
automotive industry such as low melt
viscosity
Provides improvements on low
temperature ductility, dimensional
stability and emission values compared
to existing solutions.
Lighter weight
Lower specific gravity which provides a
30% weight reduction compared to PVC
and TPU at the same skin dimensions.
Lower cost
Can be processed on existing slush
molding machines at lower process
temperatures and faster cycle times.
Environmentally-sustainable

Features & Benefits
No protein
Low residual metals
Low gel content
No odour
Excellent transparency
Cariflex is used:
As feedstock for IR Latex
In medical applications
In polymer modifications that are sensitive
to impurities (speciality paints & coatings,
electrical insulators)
Natural Rubber
Cariflex™
IR
Competitive IR
Cariflex
TM
Isoprene Rubber

Alternatives to PVC
Current focus on wire & cable and
medical applications
Features and benefits of Kraton
offering:
No plasticizers
Necessary for lower hardness
and improved processing
Address health concerns in
medical application
Better compatibility with PP than
conventional SEBS
Improved clarity, better impact
modification of PP
High melt flow
Low shear processing possible
Easy molding of thin parts
High flow elastic compounds for fiber
Recyclable

2001 2009 2014
Investing for Growth In Asia
16
Asia Pacific SBC market – 53% of
global SBC consumption by volume in
2009
(1)
YTD September 2010, Asia Pacific
accounted for 20% of our total
revenue, with 46% derived from
higher margin HSBC products
In 2010 relocated Shanghai, China
office to a new facility (double the size
of the previous location)
Expanded warehouse capacity in
Shanghai Waigaoqiao Free Trade
Zone
Proposed HSBC expansion in Asia
Forecast strong worldwide growth in HSBC
driven by innovation
Initiated project assessment for a new 30 kT
per year HSBC plant in Asia
Site selection by early 2011 with start-up
planned for second half of 2013
Asia is an important component of Kraton’s growth strategy
(1) Management estimates. Includes SBC consumption for footwear, a market in which Kraton does not actively compete.
Asian HSBC Industry Demand Trends (kT)

Volume (kT)
Selected Financial Trends
17
Sales Revenue
(1)
(US $ in Millions)
Adjusted EBITDA
(2)
(US $ in Millions)
9 Mos.
2009
9 Mos.
2010
EBITDA $ 67.1 $155.1
Management fees and expenses 1.5 ---
Restructuring and related
charges
7.5 2.7
Gain on extinguishment of debt (23.8) ---
Other non-cash expenses 4.0 2.8
Adjusted EBITDA
(2)
$56.3 $160.6
EBITDA to Adjusted EBITDA
(2)
Walk
(US $ in Millions)
$56
$161
7.9%
17.1%
0
10
20
30
40
50
60
70
80
90
100
110
120
130
140
150
160
170
180
190
200
210
220
230
240
250
260
270
280
290
300
9 Mos. 2009 9 Mos. 2010
$682
$940
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
$550
$600
$650
$700
$750
$800
$850
$900
$950
$1,000
9 Mos. 2009 9 Mos. 2010
Adjusted
EBITDA
Margin
(1) Excludes by-product revenue.
(2) Adjusted EBITDA  is GAAP EBITDA excluding management fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt.

Selected 2010 Estimates
YTD September 2010 Estimate
Working capital (excluding cash) as
a % of revenue
~25%
Capital spending $32.3 $50 to $55 million
Interest expense $18.5 $24 to $25 million
Restructuring charges $4 to $5 million
Depreciation and amortization $36.0 $48 to $50 million
Book tax rate 14% to 15%
18